UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 21, 2009

NovaRay Medical, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-52731	16-1778998
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

39655 Eureka Drive, Newark, California	94560
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 619-9200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 21, 2009, NovaRay Medical, Inc. (the “Company”) entered into an Exchange Agreement with Wheatley Medtech Partners, L.P., W Capital Partners II, L.P., Heartstream Capital B.V., Lloyd Investments L.P., Biobridge LLC and Lynda Wijcik (the “Exchange Agreement”) to exchange 1,201,569 shares of the Company’s Series A Preferred Stock for 120,154 shares of the Company’s Series A-1 Preferred Stock and 29 shares of the Company’s Series A Preferred Stock for $77.43 in cash. To the extent any holder of the Company’s Series A Preferred Stock has any rights under the Series A Convertible Preferred Stock and Warrant Purchase Agreement dated as of December 27, 2007, such rights shall apply mutatis mutandis to the Company’s Series A-1 Preferred Stock.

Wheatley Medtech Partners, L.P., W Capital Partners II, L.P., Heartstream Capital B.V., Lloyd Investments L.P., Biobridge LLC and Lynda Wijcik are holders of the Company’s Series A Preferred Stock, holders of warrants to purchase the Company’s Common Stock and holders of the Company’s Common Stock. Lynda Wijcik is a director of the Company and Chairman of the Board of Directors of the Company and holder of options to purchase the Company’s Common Stock. Lynda Wijcik is also a controlling member of Biobridge LLC. David Dantzker is a director of the Company, holder of options to purchase the Company’s Common Stock and a voting member of Wheatley MedTech Partners LLC,the general partner of Wheatley MedTech Partners, L.P. George J.M. Hersbach is a director of the Company, holder of options to purchase the Company’s Common Stock and the President and Chief Executive Officer of Heartstream Capital B.V.

The foregoing description of the Exchange Agreement is qualified in its entirety by reference to the Exchange Agreement filed as Exhibit 10.1 hereto, respectively, and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

On August 21, 2009, NovaRay Medical, Inc. (the “Company”) entered into an Exchange Agreement with Wheatley Medtech Partners, L.P., W Capital Partners II, L.P., Heartstream Capital B.V., Lloyd Investments L.P., Biobridge LLC and Lynda Wijcik (the “Exchange Agreement”) to exchange 1,201,569 shares of the Company’s Series A Preferred Stock for 120,154 shares of the Company’s Series A-1 Preferred Stock and 29 shares of the Company’s Series A Preferred Stock for $77.43 in cash. To the extent any holder of the Company’s Series A Preferred Stock has any rights under the Series A Convertible Preferred Stock and Warrant Purchase Agreement dated as of December 27, 2007, such rights shall apply mutatis mutandis to the Company’s Series A-1 Preferred Stock.

Such issuance and sale of the Series A-1 Convertible Preferred Stock of the Company were made pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended, as no commission or other remuneration was paid or given directly or indirectly for soliciting the exchange. The Series A-1 Preferred Stock of the Company is convertible pursuant to the provisions of the Certificate of Designation of the Relative Rights and Preferences of the Series A-1 Convertible Preferred Stock of NovaRay Medical, Inc. filed as Exhibit 3.2 to the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on July 8, 2009 and which is incorporated herein by reference.

The foregoing description of the Exchange Agreement is qualified in its entirety by reference to the Exchange Agreement filed as Exhibit 10.1 hereto, respectively, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

10.1	Exchange Agreement with Wheatley Medtech Partners, L.P., W Capital Partners II, L.P., Heartstream Capital B.V., Lloyd Investments L.P., Biobridge LLC and Lynda Wijcik dated as of August 21, 2009

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaRay Medical, Inc.

Dated: August 27, 2009	By:	/s/ William Frederick
	Name:	William Frederick
	Title:	Chief Financial Officer

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